AMENDMENT TO REGISTRATION RIGHTS AGREEMENT This AMENDMENT TO REGISTRATION RIGHTS AGREEMENT (this “Amendment”), dated as of June 9, 2023 (the “Effective Date”), is made by and among Appgate Cybersecurity, Inc. (f/k/a Cyxtera Cybersecurity, Inc. d/b/a AppGate), a Delaware corporation (the “Issuer”), Appgate, Inc. (f/k/a Newtown Lane Marketing, Incorporated), a Delaware corporation (the “Company”), the holders of Notes (as defined below) listed on the signature pages hereto under the caption “Noteholders” (the “Noteholders”), and Magnetar Financial LLC, a Delaware limited liability company, as representative of the Noteholders (in such capacity, the “Representative”). W I T N E S S E T H: WHEREAS, the Issuer and the Noteholders previously entered into that certain Note Purchase Agreement, dated as of February 8, 2021 (the “Note Purchase Agreement”), pursuant to which the Issuer agreed to issue and sell to the Noteholders, and the Noteholders agreed to purchase from the Issuer, the Issuer’s Convertible Senior Notes due 2024 (the “Notes”), and the Issuer, the Representative and the guarantors party thereto entered into that certain Note Issuance Agreement, dated as of February 8, 2021 (the “Note Issuance Agreement”), governing the issuance and terms of the Notes; WHEREAS, concurrently upon entry into the Note Purchase Agreement and the Note Issuance Agreement, the Issuer and the Noteholders entered into that certain Registration Rights Agreement, dated February 8, 2021 (the “Registration Rights Agreement”), pursuant to which the Issuer agreed to file the Initial Registration Statement within 90 days after the consummation of a Public Company Event; WHEREAS, on October 12, 2021, the Public Company Event occurred; WHEREAS, prior to the date hereof, the Noteholders and the Representative had agreed to extend the deadline to file the Initial Registration Statement to May 31, 2023; WHEREAS, the Company and the Issuer have requested that the Noteholders and the Representative effect certain amendments and waivers to the Registration Rights Agreement, as set forth herein; and WHEREAS, the Noteholders and the Representative are willing to effect such amendments and waivers on the terms and conditions contained in this Amendment. NOW THEREFORE, in consideration of the matters set forth in the recitals and the covenants and provisions herein set forth, and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows: AGREEMENT Section 1. Definitions. As used in this Amendment, the terms “Agreement Documents” and “Public Company Event” shall have the respective meanings ascribed to such

- 2 terms in the Note Issuance Agreement. All other capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to such terms in the Registration Rights Agreement, prior to giving effect to this Amendment. Section 2. Amendment. 2.1 The first sentence of Section 2.1(a) of the Registration Rights Agreement shall be deleted in its entirety and replaced with the following: “The Company covenants and agrees to file a registration statement for a Shelf Registration registering the resale of the Registrable Securities on a delayed or continuous basis, on Form S-1 (the “Initial Registration Statement” and together with any Subsequent Shelf Registration (as defined below), the “Shelf”), by no later than October 31, 2023 and use its commercially reasonable efforts to have the Initial Registration Statement declared effective as soon as practicable after the filing thereof, but no later than one hundred fifty (150) days following October 31, 2023 (or two hundred ten (210) days if the SEC notifies the Acquiring Person or the Company, as applicable, that it will “review” the Initial Registration Statement).” 2.2 The last sentence of 3.5(a) of the Registration Rights Agreement shall be deleted in its entirety and replaced with the following: “If notice is given to the Company, a copy (which copy shall not constitute notice) shall also be sent to Greenberg Traurig, P.A., 333 SE 2nd Avenue, Suite 4400, Miami, FL 33131, Attention: Jaret L. Davis (Davisj@gtlaw.com) and Drew Altman (AltmanD@gtlaw.com) and if notice is given to the Holders, a copy (which copy shall not constitute notice) shall also be sent to Willkie Farr & Gallagher LLP, 787 Seventh Avenue, New York, NY 10019, Attention: Eric Halperin (ehalperin@willkie.com); Sean Ewen (sewen@willkie.com); Melainie Mansfield (mmansfield@willkie.com) and Julian Golay (jgolay@willkie.com).” Section 3. Waiver. Each of the Noteholders and the Representative hereby agrees that it temporarily waives its rights under Sections 2.1, 2.2, 2.3 and 2.4 of the Registration Rights Agreement until October 31, 2023. The foregoing temporary waiver will expire automatically on October 31, 2023, without the need for any of the Noteholders or the Representative to provide any notice to the Company or to take any other action in connection with such expiration. Section 4. Reaffirmation of Obligations. Each of the Company and the Issuer hereby confirms and ratifies all of its obligations under the Registration Rights Agreement and the other Agreement Documents to which it is a party and the enforceability of such obligations against it in accordance with their respective terms. Section 5. Miscellaneous. 5.1 Effect of Agreement. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Noteholder under the Registration Rights Agreement, or constitute a waiver of any provision of the Registration Rights Agreement, except as expressly set forth herein.

- 3 5.2 Counterparts. This Amendment may be executed in any number of counterparts and by the different parties on separate counterparts, and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by electronic mail (including “pdf” or any electronic signature complying with the U.S. federal ESIGN Act of 2000, e.g., www.docusign.com or other transmission method) shall be as effective as delivery of a manually executed counterpart to this Amendment. 5.3 Agreement Documents. This Amendment shall constitute an Agreement Document. 5.4 Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder. 5.5 Captions. Section captions used in this Amendment are for convenience only and shall not affect the construction of this Amendment. 5.6 Entire Agreement. The Registration Rights Agreement (as modified by this Amendment) constitutes the full and entire understanding and agreement among the parties with respect to the subject matter hereof, and any other written or oral agreement relating to the subject matter hereof existing between the parties is expressly canceled. 5.7 Governing Law; Jurisdiction and Process; WAIVER OF JURY TRIAL. The provisions of Section 3.2 and Section 3.10 of the Registration Rights Agreement shall apply mutatis mutandis to this Amendment. [signature pages follow]

[Signature Page to Amendment to Registration Rights Agreement] The parties hereto have caused this Amendment to be duly executed and delivered by their duly authorized officers as of the date first set forth above. COMPANY: APPGATE, INC. By: /s/ Leo Taddeo Name: Leo Taddeo Title: Chief Executive Officer ISSUER: APPGATE CYBERSECURITY, INC. By: /s/ Leo Taddeo Name: Leo Taddeo Title: Chief Executive Officer

[Signature Page to Amendment to Registration Rights Agreement] NOTEHOLDERS: MAGNETAR CONSTELLATION MASTER FUND, LTD. By: Magnetar Financial LLC, its investment manager By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel MAGNETAR CONSTELLATION FUND II, LTD By: Magnetar Financial LLC, its investment manager By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel MAGNETAR XING HE MASTER FUND LTD By: Magnetar Financial LLC, its investment manager By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel MAGNETAR SC FUND LTD By: Magnetar Financial LLC, its investment advisor By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel

[Signature Page to Amendment to Registration Rights Agreement] PURPOSE ALTERNATIVE CREDIT FUND – T LLC By: Magnetar Financial LLC, its investment manager By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel PURPOSE ALTERNATIVE CREDIT FUND – F LLC By: Magnetar Financial LLC, its investment manager By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel MAGNETAR STRUCTURED CREDIT FUND, LP By: Magnetar Financial LLC, its general partner By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel MAGNETAR LONGHORN FUND LP By: Magnetar Financial LLC, its investment manager By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel

[Signature Page to Amendment to Registration Rights Agreement] MAGNETAR LAKE CREDIT FUND LLC By: Magnetar Financial LLC, its manager By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel REPRESENTATIVE: MAGNETAR FINANCIAL LLC By:_/s/ Karl Wachter________________ Name: Karl Wachter Title: General Counsel